UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                    Case No.            01-10539
EXDS, Inc.(f/k/a Exodus Communications, Inc.)et al. Reporting Period: April-2002


                          MONTHLY OPERATING REPORT

                                                                                                         Document     Explanation
REQUIRED DOCUMENTS                                                                  Form No.             Attached       Attached
Schedule of Cash Receipts and Disbursements                                      MOR-1              Refer to company forms
     Bank Reconciliation (or copies of debtor's bank reconciliations)            MOR-1 (CON'T)      Refer to company forms
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                          MOR-2              Refer to company forms
Balance Sheet                                                                    MOR-3              Refer to company forms
Status of Postpetition Taxes                                                     MOR-4              Refer to company forms
    Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                             MOR-4              Refer to company forms
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                     MOR-5              Refer to company forms
Debtor Questionnaire                                                             MOR-5              Refer to company forms

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                               Date


---------------------------------------
Signature of Joint Debtor                         Date

/s/ Mike Healy
---------------------------------------
Signature of Authorized Individual*               Date

Mike Healy                                        SVP Finance
---------------------------------------           -----------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                   FORM MOR
                                                                     (9/99)

                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                  Case No              01-10539
EXDS, Inc. (f/k/a Exodus Communications, Inc.)    Reporting Period:  April-2002


                          MONTHLY OPERATING REPORT

                                                                                                      Document          Explanation
REQUIRED DOCUMENTS                                                                Form No.            Attached           Attached
Statement of Cash Flows                                                        MOR-1                           x
     Bank Reconciliation (or copies of debtor's bank reconciliations)          MOR-1 (CON'T)        Available upon request
     Copies of bank statements                                                                      Available upon request
     Cash disbursements journals                                                                    Available upon request
Statement of Operations                                                        MOR-2                           x
Balance Sheet                                                                  MOR-3                           x
Status of Postpetition Taxes                                                   MOR-4                           x
    Copies of IRS Form 6123 or payment receipt                                                      Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                           MOR-4                Given on Balance Sheet
    Listing of aged accounts payable                                                                None
Accounts Receivable Reconciliation and Aging                                   MOR-5                None
Debtor Questionnaire                                                           MOR-5                           x

EXDS, Inc. (f/k/a Exodus Communications, Inc.)    Reporting Period:   April-2002
                                                                     Form: Mor 1

                          STATEMENT OF CASH FLOWS

                                                                                 current reporting month   Cumulative filing to date

Cash flows from operating activities

      Net Gain (Loss)                                                                   (49,732,788)              (2,561,906,117)
      Adjustments to reconcile net loss to net cash used for operating activities:
           Depreciation and amortization                                                                              83,308,837
           Non cash, merger, restructuring and asset impairment charges                                            2,513,227,576
           Non cash reorganization charges                                                6,302,474                 (235,382,953)
           Provision of Bad Debt                                                                                         735,376
           Impairment loss on private investments                                                                     12,564,518
           Non cash intercompany charges                                                    154,688                  (14,775,160)
           Remeasurement (gain) loss on Euro denominated senior notes                       650,000                  (10,392,668)
           Amortization of deferred stock compensation                                                                   543,714
           Loss on equity method investments                                                                           4,234,449
      Changes in operating assets and liabilities
           Accounts receivable                                                                                       116,050,072
           Prepaid expenses and other current assets                                     (8,084,388)                   9,173,689
           Accounts payable                                                               9,036,603                   18,725,396
           Accrued expenses                                                             (15,930,897)                 (37,741,120)
           Accrued interest payable                                                                                            -
                                                                                     --------------------------------------------
 Net cash used for operating activities                                                 (57,604,308)                (101,634,391)
                                                                                     --------------------------------------------

 Cash flows from investing activities
      Capital expenditures                                                                                           (16,029,690)
      Proceeds from sale of assets                                                          482,302                  480,513,688
      Receipts from (funding of) other subsidiaries entities                                (60,710)                 (26,048,263)(1)
      Cash Distrubution from non-debtor entities                                                                      21,306,285
      Decrease (Increase) of restricted cash equivalents and investments                  2,069,503                  (22,810,988)
      Proceeds from sale of securities                                                                                 5,005,228
      Other assets                                                                          252,835                   (3,230,984)
                                                                                     --------------------------------------------
 Net cash used for investing activities                                                   2,743,930                  438,705,276
                                                                                     --------------------------------------------

 Cash flows from financing activities
      Proceeds from issuance of common stock. Net                                                                         44,250
      Repayment of debt                                                                 (10,663,377)                 (21,697,759)
                                                                                     --------------------------------------------
 Net cash provided by financing activities                                              (10,663,377)                 (21,653,509)
                                                                                     --------------------------------------------

 Net increase (decrease) in cash and cash equivalents                                   (65,523,755)                 315,417,376
      Effects of exchange rates on cash and cash equivalents                                                            (706,192)
 Cash and cash equivalents at beginning of period                                       457,881,390                   77,646,451
                                                                                     --------------------------------------------
 Cash and cash equivalents at end of period                                             392,357,635                  392,357,635
                                                                                     ============================================


         DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                                     ---------------------------------------------
  Total disbursements for calculating US. Trustee quarterly fees                          81,991,285                  509,210,477
                                                                                     =============================================


 Note 1: Foreign subsidiary funding is as follows( See attached Schedule)                     60,710                   14,917,255
                                                                                     =============================================

EXDS, Inc. (f/k/a Exodus Communications, Inc.) Reporting Period: April-2002
                                                                Form: Mor 2


         STATEMENT OF OPERATIONS
                                                                          current reporting month       Cumulative filing to date

Total Revenue                                                                           -                    231,061,641

Total Cost of Goods Sold                                                          (88,786)                   250,540,480

                                                                          -----------------------------------------------
    Gross Margin                                                                   88,786                    (19,478,839)

Operating Expenses:
Research & Development                                                              1,533                      7,272,405
Sales                                                                             (59,226)                    34,812,140
Marketing                                                                           4,683                      3,976,064
G&A                                                                              (320,571)                    95,367,635
Merger, Restructuring & Asset Impairment Charges                                  187,893                  1,645,305,198
Reorganization Items                                                           50,042,686                    (75,444,436)
GW Amort & Other Intangibles                                                            -                              -
                                                                          -----------------------------------------------
  Total Operating Expenses                                                     49,856,998                  1,711,289,006
                                                                          -----------------------------------------------

    Operating Margin                                                          (49,768,212)                (1,730,767,845)

Other Expenses / (Income)                                                                                              -
Interest Income                                                                  (683,437)                    (2,506,640)
Interest Expense                                                                   73,607                      4,392,660
Other Income                                                                      (10,201)                    (5,636,500)
Other Expense                                                                     650,000                      1,056,048
Net Loss From Equity Investment                                                   (65,393)                     4,169,055
Intercompany Expense / (Income)                                                                              (20,099,879)
                                                                                                                       -
                                                                          -----------------------------------------------
                                    Total Other Expenses / (Income)               (35,424)                   (18,625,256)
                                                                          -----------------------------------------------

  Profit / (Loss) before Tax                                                  (49,732,788)                (1,712,142,589)
  Tax

                                                                          -----------------------------------------------
  Profit / (Loss) after Tax                                                   (49,732,788)                (1,712,142,589)

  Cumulative Effect on SAB 101

                                                                          -----------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                              (49,732,788)                (1,712,142,589)
                                                                          ===============================================



MEMO:
Reorganization expenses included above
Professional Fees                                                               1,814,221                     17,110,248
U.S. Trustee Quarterly Fees                                                                                       21,500
(Gain) Loss from Sale of Assets and (Gain) from Extinguishment of
   Capital  Lease obligations                                                  36,691,981                   (175,964,638) (1)&(2)
Debtor In Possession Loan Commitment fee                                                                       4,492,735
Write-off of Foreign Subsidiaries in Liquidation                               10,712,603                     81,185,279
Provision for Lease Rejection Claim Adjustment and settlements                    823,881                     (2,289,560)
Other Reorganization Expenses                                                                                          -
                                                                          -----------------------------------------------
                                                                               50,042,686                    (75,444,436)
                                                                          ===============================================


Note (1): The March 2002 financials reflect the sale of property and miscellaneous assets.

Note (2): Includes gain from the settlement and extinguishment of Capital Lease obligations and $50,000,000 paid for an estimated working capital adjustment as per the Asset Purchase Agreement (APA) with Digital Island, Inc, a subsidiary of Cable and Wireless, plc. The payment does not represent the final working capital adjustment amount, as that is still being determined in accordance with the APA.

EXDS, Inc. (f/k/a Exodus Communications, Inc.)      Reporting Period: April-2002
                                                                Form: Mor 3

               BALANCE SHEET
                                                                     Book value at end of                  Book value
                                                                    current reporting month             September 30, 2001
Current Assets:
Cash and Cash Equivalents                                                    104,789,820                    43,706,355
Marketable Securities                                                        287,567,815                    33,940,096
Trade A/R, net of allowance for doubtful accounts                                111,653                   199,507,415
Intercompany Receivable                                                                                    941,616,410
Other Current Assets                                                          19,273,989                    72,879,234
                                                      -----------------------------------------------------------------
  Total Current Assets                                                       411,743,277                 1,291,649,510
                                                      -----------------------------------------------------------------

Fixed Assets, Gross                                                            7,690,585                 1,736,596,293    (2 )
Accumulated Depreciation                                                               -                  (300,603,830)
                                                      -----------------------------------------------------------------
  Property and Equipment, Net                                                  7,690,585                 1,435,992,463
                                                      -----------------------------------------------------------------

Restricted Cash Equivalents and Investments                                   36,672,746                    28,726,610
LT Prepaids & Deposits                                                         6,572,734                    23,123,859
Investments                                                                    1,573,138                    19,480,710
Other Assets                                                                      23,103                   509,368,320
                                                      -----------------------------------------------------------------
  Total Other Assets                                                          44,841,721                   580,699,499
                                                      -----------------------------------------------------------------
    Total Assets                                                             464,275,583                 3,308,341,472
                                                      =================================================================


Current Liabilities:
Accounts Payable                                                               3,183,860                     9,012,257
Intercompany Payables
Deferred Revenue                                                                                            32,580,079
Merger & Restructuring Accrual                                                                               3,821,291
Accrued Expenses Payable                                                      23,490,393                    12,573,564
                                                      -----------------------------------------------------------------
  Total Current Liabilities                                                   26,674,253                    57,987,191
                                                      -----------------------------------------------------------------

Deferred Rent                                                                     22,878                    11,972,654
                                                      -----------------------------------------------------------------
  Total Long Term Liabilities                                                     22,878                    11,972,654
                                                      -----------------------------------------------------------------
    Total Liabilities not Subject to Compromise                               26,697,131                    69,959,845
                                                      -----------------------------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable                                             55,850,821                    55,980,308
Intercompany Payables                                                         16,027,013                                  (1 )
Unsecured Debt - Restructure Accrual                                         205,607,824                   282,683,202
Unsecured Debt - AP & Accruals                                               178,915,158                   204,452,471
Secured Debt - Loans & Leases                                                  8,765,222                   153,877,723
Senior Notes                                                               1,905,595,000                 1,916,320,000
Convertible Debt                                                             992,861,000                 1,005,461,000
                                                      -----------------------------------------------------------------
Total Liabilities subject to Compromise                                    3,363,622,038                 3,618,774,704
                                                      -----------------------------------------------------------------
    Total Liabilities                                                      3,390,319,169                 3,688,734,549
                                                      -----------------------------------------------------------------

Shareholders Equity
Capital Stock                                                                    585,848                       582,588
Additional Paid in Capital                                                 3,428,889,546                 3,416,248,556
Unrealized Gain/Loss Available                                                    (2,878)                   (3,075,702)
Exchange Difference                                                                                               (245)
Deferred Stock Compensation                                                                                   (543,714)
Accumulated Deficit                                                       (6,354,693,102)               (3,792,781,560)
Dividends                                                                       (823,000)                     (823,000)
                                                      -----------------------------------------------------------------
Total Shareholders Equity                                                 (2,926,043,586)                 (380,393,077)
                                                      -----------------------------------------------------------------
    Total Liabilities & Shareholders Equity                                  464,275,583                 3,308,341,472
                                                      =================================================================


Footnote (1 ): See Intercompany Foreign Sub Schedule attached
Footnote (2): The April 2002 financials reflect the sale of miscellaneous assets and asset impairment based of current market prices.

Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise

EXDS, Inc. (f/k/a Exodus Communications, Inc.)   Reporting Period:  April-2002
                                                                Form: Mor 4

                        STATUS OF POSTPETITION TAXES

                                                       Beginning          Amount                                Ending
                                                          Tax           Withheld or          Amount               Tax          Date
                                                       Liability          Accrued             Paid             Liability       Paid
   Federal
   Income                                                                258,914              258,914                 -         (1)
   FICA-Employee                                                          37,958               37,958                 -         (1)
   FICA-Employer                                                          37,958               37,958                 -         (1)
   Unemployment                                                               18                   18                 -
   Medicare/ disability                                                   29,178               29,178                 -         (1)
   Other                                                                                                              -
                                                   ---------------------------------------------------------------------
      Total Federal Taxes                                    -           364,026              364,026                 -
                                                   ---------------------------------------------------------------------

   State and Local
   Income                                                                 56,162               56,162                 -         (1)
   Sales                                               680,056                                 66,012           614,044         (2)
   Excise                                                                                                             -
   Unemployment                                                            3,069                3,069                 -         (1)
   Real Property                                                                                                      -
   Personal Property                                                                                                  -
   Other                                                                                                              -         (1)
                                                   ---------------------------------------------------------------------
      Total State and Local                            680,056            59,231              125,243           614,044
                                                   ---------------------------------------------------------------------

                          Total Taxes                  680,056           423,257              489,269           614,044
                                                   =====================================================================

   Total Employee Count                                                       21
                                                                  ===============


(1) Paid 4/5 $321,753 and 4/19 $101,504
(2) Unpaid balance represents estimated liabilty due to sales tax audits pending

                   AGING OF ACCOUNTS PAYABLE

                                      Current             0-30            31-60          61-90        Over 90       Total

   Accounts Payable aging              1,211,401          1,047,043        925,416                                   3,183,860
                                    ===========================================================================================

               EXDS, Inc. (f/k/a Exodus Communications, Inc.)
        Schedule for Foreign Sub Intercompany Activity-Post Petition
                             Oct-01 thru Apr-02
                             Case No. 01-10539

                                              EX UK          GC-UK          Ex Germany       EX FR       EX Ireland     Luxemburg
                                        --------------------------------------------------------------------------------------------
Current Month-Apr-02

Funding
Intercompany Charges                                                                                                      8,717
Payment of Court payble Stipulations
Return Of Funds
AR-Receipts received by Exds, Inc.
Write off Foreign subsidiary (Note 2)

                                        --------------------------------------------------------------------------------------------
Apr 02 Activity                                      -              -                -            -              -        8,717
                                        ============================================================================================



Year to Date- Oct-01 to Apr-02

Funding                                      5,821,050      2,960,860          691,680            -              -            -
Intercompany Charges                         8,466,014              -        2,122,062      543,763         11,461        8,717
Payment of Court payble Stipulations         1,209,069              -                -            -              -            -
Return Of Funds                                      -              -                -            -              -            -
AR-Receipts received by Exds, Inc.            (643,692)        (2,823)               -            -              -            -
Write off Foreign subsidiary (Note 2)                -     (5,976,843)        (810,121)           -              -            -

                                        --------------------------------------------------------------------------------------------
Due from (To) Exds, Inc.     4/30/02        14,852,441     (3,018,806)       2,003,621      543,763         11,461        8,717
                                        ============================================================================================


                                           Ex Sing        EX Aus          GC Aus         .  EX HK         GOL Jap         EX Canada
                                         -------------------------------------------------------------------------------------------
Current Month-Apr-02

Funding                                                                                    59,256                            1,454
Intercompany Charges                                                                      (10,385)
Payment of Court payble Stipulations
Return Of Funds
AR-Receipts received by Exds, Inc.
Write off Foreign subsidiary (Note 2)                   (7,712,633)     (2,999,969)

                                         -------------------------------------------------------------------------------------------
Apr 02 Activity                                  -      (7,712,633)     (2,999,969)        48,871               -            1,454
                                         ===========================================================================================



Year to Date- Oct-01 to Apr-02

Funding                                          -               -               -        482,024       2,760,186            1,454
Intercompany Charges                        95,642       1,277,267             (31)      (145,470)      3,327,793        3,442,664
Payment of Court payble Stipulations             -               -               -              -        (354,369)               -
Return Of Funds                                  -         (31,604)              -              -      (1,739,371)      (2,449,950)
AR-Receipts received by Exds, Inc.               -         (44,337)              -       (149,830)     (1,166,774)        (156,590)
Write off Foreign subsidiary (Note 2)            -      (7,712,633)     (2,999,969)             -        (896,373)               -

                                         -------------------------------------------------------------------------------------------
Due from (To) Exds, Inc.     4/30/02        95,642      (6,511,307)     (3,000,000)       186,724       1,931,092          837,578
                                         ===========================================================================================





                                                     Total
                                           ------------------
Current Month-Apr-02

Funding                                               60,710
Intercompany Charges                                  (1,668)
Payment of Court payble Stipulations
Return Of Funds                                            -
AR-Receipts received by Exds, Inc.                         -
Write off Foreign subsidiary (Note 2)            (10,712,602)

                                           ------------------
Apr 02 Activity                                  (10,653,560)
                                           ==================



Year to Date- Oct-01 to Apr-02

Funding                                           12,717,254
Intercompany Charges                              19,149,882
Payment of Court payble Stipulations                 854,700
Return Of Funds                                   (4,220,925)
AR-Receipts received by Exds, Inc.                (2,164,046)
Write off Foreign subsidiary (Note 2)            (18,395,939)

                                           ------------------
Due from (To) Exds, Inc.     4/30/02               7,940,926
                                           ==================


Note: Included in November 01 funding for Japan and Hong Kong subsidiary was reimbursement of Account Receivable receipts collected by Exds, Inc. Note (2): Write off of Intercompany balances for Foreign subsidiaries that filed for bankruptcy in corresponding country.

EXDS, Inc. (f/k/a Exodus Communications, Inc.)        Reporting Period: April-02
                                                                Form: Mor 5

                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                                              Amount
Total Gross Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Gross Receivables Sold to Cable & Wireless
Amounts written off
                                                                                             --------------
Total Gross Accounts Receivable at the end of the reporting period                           |          -  |
                                                                                             --------------

Accounts Receivable Aging                                                                        Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                             --------------
Total Gross Accounts Receivable                                                              |          -  |
                                                                                             --------------
Plus: Unbilled Revenue                                                                             111,653
Less reserves                                                                                            -
                                                                                             --------------
Accounts Receivable (Net)                                                                    |     111,653 |
                                                                                             --------------

                            DEBTOR QUESTIONNAIRE

Must be completed each month                                                               Yes           No
1.  Have any assets been sold or transferred outside the normal course of business           x
    this reporting period?  If yes, provide an explanation below. (1)
2.  Have any funds been disbursed from any account other than a debtor in possession                     x
    account this reporting period? If yes, provide an explanation below.
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation      x
    below.
4.  Are workers compensation, general liability and other necessary insurance                x
    coverage's in effect?  If no, provide an explanation below.


Note (1) : April 30, 2002 includes the sales of miscellaneous equipment.

                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                               Case No  01-10542
EXDS(AISI), Inc. (f/k/a American Information Systems, Inc.)
                                                    Reporting Period: April-2002


                          MONTHLY OPERATING REPORT

                                                                                           Document      Explanation
REQUIRED DOCUMENTS                                                       Form No.          Attached        Attached
Statement of Cash Flows                                                MOR-1              Non Trading entity
     Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CON'T)      None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                MOR-2              Non Trading entity
Balance Sheet                                                          MOR-3              Only Shell remains
Status of Postpetition Taxes                                           MOR-4              None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                   MOR-4              None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                           MOR-5              None
Debtor Questionnaire                                                   MOR-5              None

                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                    Case No  01-10541
EXDS(ASI), Inc. (f/k/a Arca Systems, Inc.)          Reporting Period: April-2002


                          MONTHLY OPERATING REPORT

                                                                                         Document     Explanation
REQUIRED DOCUMENTS                                                     Form No.          Attached      Attached
Statement of Cash Flows                                               MOR-1                  x
     Bank Reconciliation (or copies of debtor's bank reconciliatio    MOR-1(CON'T)      Available upon request
     Copies of bank statements                                                          Available upon request
     Cash disbursements journals                                                        Available upon request
Statement of Operations                                               MOR-2                  x
Balance Sheet                                                         MOR-3                  x
Status of Postpetition Taxes                                          MOR-4                  x
    Copies of IRS Form 6123 or payment receipt                                          Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                  MOR-4             Given on Balance Sheet
    Listing of aged accounts payable                                                         x
Accounts Receivable Reconciliation and Aging                          MOR-5                  x
Debtor Questionnaire                                                  MOR-5                  x

EXDS (ASI), Inc. (f/k/a Arca Systems, Inc.)         Reporting Period: April-2002
                                                                Form: Mor 1

                          STATEMENT OF CASH FLOWS

                                                                                current reporting month   Cumulative filing to date

Cash flows from operating activities

    Net Gain (Loss)                                                                          110,895              (447,875)
    Adjustments to reconcile net loss to net cash used for operating activities:
       Depreciation and amortization                                                             998                56,627
       Non cash, merger, restructuring and asset impairment charges                                                      -
       Non cash intercompany charges                                                        (130,194)             (475,141)
       Remeasurement (gain) loss on Euro denominated senior notes                                                        -
       Provision of Bad Debt                                                                                       368,004
       Amortization of deferred stock compensation                                                                       -
       Loss on equity method investments                                                                                 -
    Changes in operating assets and liabilities
       Accounts receivable                                                                   262,329                19,264
       Prepaid expenses and other current assets                                                                    54,569
       Accounts payable                                                                       13,362                48,419
       Accrued expenses                                                                      (25,787)             (365,449)
       Accrued interest payable                                                                                          -
                                                                              ---------------------------------------------
 Net cash used for operating activities                                                      231,603              (741,582)
                                                                              ---------------------------------------------

 Cash flows from investing activities
    Capital expenditures                                                                                                 -
    Receipts from (funding of) other subsidiaries entities                                                       1,067,841
    Increase of restricted cash equivalents and investments                                                              -
    Other assets                                                                                                    25,679
                                                                              ---------------------------------------------
 Net cash used for investing activities                                                            -             1,093,520
                                                                              ---------------------------------------------

 Cash flows from financing activities
    Proceeds from issuance of common stock. Net                                                                          -
                                                                              ---------------------------------------------
 Net cash provided by financing activities                                                         -                     -
                                                                              ---------------------------------------------

 Net increase (decrease) in cash and cash equivalents                                        231,603               351,938
    Effects of exchange rates on cash and cash equivalents                                                               -
 Cash and cash equivalents at beginning of period                                            170,926                50,591
                                                                              ---------------------------------------------
 Cash and cash equivalents at end of period                                                  402,529               402,529
                                                                              =============================================


          DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                              ---------------------------------------------
 Total disbursements for calculating US. Trustee quarterly fees                              106,251             1,478,704
                                                                              =============================================

EXDS (ASI), Inc. (f/k/a Arca Systems, Inc.)       Reporting Period:   April-2002
                                                                     Form: Mor 2
                          STATEMENT OF OPERATIONS

                                                                 current reporting month       Cumulative filing to date

Total Revenue                                                                 111,295                         372,941

Total Cost of Goods Sold                                                          400                         562,659

                                                                 -----------------------------------------------------
    Gross Margin                                                              110,895                        (189,718)

Operating Expenses:
Research & Development                                                                                              -
Sales                                                                                                               -
Marketing                                                                                                           -
G&A                                                                                                           125,198
Merger, Restructuring & Asset Impairment Charges                                                                    -
Reorganization Items                                                                                          100,377
GW Amort & Other Intangibles                                                                                        -
                                                                 -----------------------------------------------------
  Total Operating Expenses                                                          -                         225,575
                                                                 -----------------------------------------------------

    Operating Margin                                                          110,895                        (415,293)

Other Expenses / (Income)                                                                                           -
Interest Income                                                                                                     -
Interest Expense                                                                                                    -
Other Income                                                                                                        -
Other Expense                                                                                                  32,582
Net Loss From Equity Investment                                                                                     -
Intercompany Expense / (Income)                                                                                     -
                                                                                                                    -
                                                                 -----------------------------------------------------
                         Total Other Expenses / (Income)                            -                          32,582
                                                                 -----------------------------------------------------

  Profit / (Loss) before Tax                                                  110,895                        (447,875)
  Tax

                                                                 -----------------------------------------------------
  Profit / (Loss) after Tax                                                   110,895                        (447,875)

  Cumulative Effect on SAB 101

                                                                 -----------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                              110,895                        (447,875)
                                                                 =====================================================



MEMO:
Reorganization expenses included above
Professional Fees                                                                                                   -
U.S. Trustee Quarterly Fees                                                                                     4,000
(Gain) Loss from Sale of Assets                                                                                     -
Provision for Lease Rejection Claim                                                                            60,000
Other Reorganization Expenses                                                                                  36,377
                                                                 -----------------------------------------------------
                                                                                    -                         100,377
                                                                 =====================================================

EXDS (ASI), Inc. (f/k/a Arca Systems, Inc.)        Reporting Period: April-2002
                                                                    Form: Mor 3
                               BALANCE SHEET

                                                               Book value at end of           Book value
                                                              current reporting month     September 30, 2001
Current Assets:
Cash and Cash Equivalents                                            402,529                        50,591
Marketable Securities
Trade A/R, net of allowance for doubtful accounts                    599,048                       986,316
Other Current Assets                                                                                54,569
                                                             ----------------------------------------------
  Total Current Assets                                             1,001,577                     1,091,476
                                                             ----------------------------------------------

Fixed Assets, Gross                                                1,380,335                     1,380,335
Accumulated Depreciation                                          (1,341,735)                   (1,285,108)
                                                             ----------------------------------------------
  Property and Equipment, Net                                         38,600                        95,227
                                                             ----------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits                                                 6,957                        32,636
Investments
Other Assets
                                                             ----------------------------------------------
  Total Other Assets                                                   6,957                        32,636
                                                             ----------------------------------------------
    Total Assets                                                   1,047,134                     1,219,339
                                                             ==============================================


Current Liabilities:
Accounts Payable                                                      39,577                         9,520
Intercompany Payables                                                592,700
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                             121,757                       547,206
                                                             ----------------------------------------------
  Total Current Liabilities                                          754,034                       556,726
                                                             ----------------------------------------------

Deferred Rent
                                                             ----------------------------------------------
  Total Long Term Liabilities                                              -                             -
                                                             ----------------------------------------------
    Total Liabilities not Subject to Compromise                      754,034                       556,726
                                                             ----------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual                                  87,499                        27,499
Unsecured Debt - AP & Accruals                                        21,762                         3,400
Unsecured Debt - Intercompany Payables                             1,687,562                     1,687,562
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                             ----------------------------------------------
Total Liabilities subject to Compromise                            1,796,823                     1,718,461
                                                             ----------------------------------------------
    Total Liabilities                                              2,550,857                     2,275,187
                                                             ----------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                           781,073                       781,073
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                               (2,284,796)                   (1,836,921)
Dividends
                                                             ----------------------------------------------
Total Shareholders Equity                                         (1,503,723)                   (1,055,848)
                                                             ----------------------------------------------
    Total Liabilities & Shareholders Equity                        1,047,134                     1,219,339
                                                             ==============================================



Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise

EXDS (ASI), Inc. (f/k/a Arca Systems, Inc.)         Reporting Period: April-2002
                                                                Form: Mor 4

                        STATUS OF POSTPETITION TAXES

                                             Beginning           Amount                                       Ending
                                                Tax            Withheld or           Amount                     Tax           Date
                                             Liability           Accrued              Paid                   Liability        Paid
Federal
Income                                                             13,636            13,636                        -           (1)
FICA-Employee                                                       3,994             3,994                        -           (1)
FICA-Employer                                                       3,994             3,994                        -           (1)
Unemployment                                                            -                 -                        -
Medicare/ disability                                                1,868             1,868                        -           (1)
Other                                                                                                              -
                                          ---------------------------------------------------------------------------
   Total Federal Taxes                                             23,492            23,492                        -
                                          ---------------------------------------------------------------------------

State and Local
Income                                                              4,051             4,051                        -           (1)
Sales                                                                                                              -
Excise                                                                                                             -
Unemployment                                                            3                 3                        -
Real Property                                                                                                      -
Personal Property                                                                                                  -
Other                                                                                                              -
                                          ---------------------------------------------------------------------------
   Total State and Local                                            4,054             4,054                        -
                                          ---------------------------------------------------------------------------

                  Total Taxes                                      27,546            27,546                        -
                                          ===========================================================================

Total Employee Count                                                    4
                                                            ==============


(1) Paid 4/5 $21,565, 4/19 $5,981


                         AGING OF ACCOUNTS PAYABLE

                               Current             0-30          31-60       61-90       Over 90             Total

Accounts Payable aging            35,656             3,921                                                      39,577
                               ==========================================================================================

EXDS (ASI), Inc. (f/k/a Arca Systems, Inc.)           Reporting Period: April-02
                                                                     Form: Mor 5

                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                                        Amount
Total Accounts Receivable at the beginning of the reporting period                                      1,099,050
Net amounts billed during the period                                                                      119,619
Amounts collected during the period                                                                      (338,854)
Amount of returned check                                                                                        -
                                                                                      ----------------------------
Total Accounts Receivable at the end of the reporting period                          |                   879,815 |
                                                                                      ----------------------------

Accounts Receivable Aging                                                                 Amount
0 - 30 days old                                                                                           116,390
31 - 60 days old                                                                                          303,488
61 - 90 days old                                                                                           15,348
91+ days old                                                                                              444,589
                                                                                      ----------------------------
Total Accounts Receivable                                                             |                   879,815 |
                                                                                      ----------------------------
Less reserves                                                                                            (622,522)
Plus unbilled work                                                                                        341,755
                                                                                      ----------------------------
Accounts Receivable (Net)                                                             |                   599,048 |
                                                                                      ----------------------------

                  DEBTOR QUESTIONNAIRE

Must be completed each month                                                                      Yes            No
1.  Have any assets been sold or transferred outside the normal course of business                                x
    this reporting period?  If yes, provide an explanation below.
2.  Have any funds been disbursed from any account other than a debtor in possession (1)           x
    account this reporting period? If yes, provide an explanation below.
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation            x
    below.
4.  Are workers compensation, general liability and other necessary insurance                      x
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account

                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                               Case No  01-10544
EXDS (CTSI), Inc. (f/k/a Cohesive Technology Solutions, Inc.)
                                                    Reporting Period: April-2002


                          MONTHLY OPERATING REPORT

                                                                                                        Document       Explanation
REQUIRED DOCUMENTS                                                              Form No.                Attached         Attached
Statement of Cash Flows                                                       MOR-1                         x
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1 (CON'T)         Available upon request
     Copies of bank statements                                                                      Available upon request
     Cash disbursements journals                                                                    Available upon request
Statement of Operations                                                       MOR-2                         x
Balance Sheet                                                                 MOR-3                         x
Status of Postpetition Taxes                                                  MOR-4                         x
    Copies of IRS Form 6123 or payment receipt Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                          MOR-4                 Given on Balance Sheet
    Listing of aged accounts payable                                                                None
Accounts Receivable Reconciliation and Aging                                  MOR-5                 None
Debtor Questionnaire                                                          MOR-5                         x

EXDS (CTSI), Inc. (f/k/a Cohesive Technology Solutions, Inc.)
                                                   Reporting Period: April-2002
                                                                    Form: Mor 1

               STATEMENT OF CASH FLOWS

                                                                               current reporting month     Cumulative filing to date

Cash flows from operating activities

    Net Gain (Loss)                                                                               -                  (5,090,875)
    Adjustments to reconcile net loss to net cash used for operating activities
         Depreciation and amortization                                                                                        -
         Non cash, merger, restructuring and asset impairment charges                                                         -
         Non cash intercompany charges-Payroll charges                                          283                      (5,386)
         Remeasurement (gain) loss on Euro denominated senior notes                                                           -
         Amortization of deferred stock compensation                                                                          -
         Loss on equity method investments                                                                                    -
    Changes in operating assets and liabilities                                                                               -
         Accounts receivable                                                                                                  -
         Prepaid expenses and other current assets                                                                        4,900
         Accounts payable                                                                                                     -
         Accrued expenses                                                                                            (1,863,998)
         Accrued interest payable                                                                                             -
                                                                                ------------------------------------------------
Net cash used for operating activities                                                          283                  (6,955,359)
                                                                                ------------------------------------------------

Cash flows from investing activities
    Capital expenditures                                                                                                      -
    Receipts from (funding of) other subsidiaries entities                                                            6,790,851
    Increase of restricted cash equivalents and investments                                                                   -
    Other assets                                                                                                              -
                                                                                ------------------------------------------------
Net cash used for investing activities                                                            -                   6,790,851
                                                                                ------------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net                                                                               -
                                                                                ------------------------------------------------
Net cash provided by financing activities                                                         -                           -
                                                                                ------------------------------------------------

Net increase (decrease) in cash and cash equivalents                                            283                    (164,508)
    Effects of exchange rates on cash and cash equivalents                                                                    -
Cash and cash equivalents at beginning of period                                            (67,225)                     97,566
                                                                                ------------------------------------------------
Cash and cash equivalents at end of period                                                  (66,942)                    (66,942)
                                                                                ================================================


         DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                                ------------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                    -                   6,678,870
                                                                                ================================================

EXDS (CTSI), Inc. (f/k/a Cohesive Technology Solutions, Inc.)
                                                    Reporting Period: April-2002
                                                                     Form: Mor 2

                          STATEMENT OF OPERATIONS

                                                                   current reporting month       Cumulative filing to date

Total Revenue                                                                         -                           -

Total Cost of Goods Sold                                                              -                   3,119,690

                                                                ----------------------------------------------------
    Gross Margin                                                                      -                  (3,119,690)

Operating Expenses:
Research & Development                                                                                       76,425
Sales                                                                                                        92,279
Marketing                                                                                                    16,955
G&A                                                                                                       1,832,597
Merger, Restructuring & Asset Impairment Charges                                                                  -
Reorganization Items                                                                                         10,000
GW Amort & Other Intangibles                                                                                      -
                                                                ----------------------------------------------------
  Total Operating Expenses                                                            -                   2,028,256
                                                                ----------------------------------------------------

    Operating Margin                                                                  -                  (5,147,946)

Other Expenses / (Income)                                                                                         -
Interest Income                                                                                              (3,986)
Interest Expense                                                                                                  -
Other Income                                                                                                      -
Other Expense                                                                                                     -
Net Loss From Equity Investment                                                                                   -
Intercompany Expense / (Income)                                                                                   -
                                                                                                                  -
                                                                ----------------------------------------------------
                       Total Other Expenses / (Income)                                -                      (3,986)
                                                                ----------------------------------------------------

  Profit / (Loss) before Tax                                                          -                  (5,143,960)
  Tax

                                                                ----------------------------------------------------
  Profit / (Loss) after Tax                                                           -                  (5,143,960)

  Cumulative Effect on SAB 101

                                                                ----------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                      -                  (5,143,960)
                                                                ====================================================




MEMO:
Reorganization expenses included above
Professional Fees                                                                                                 -
U.S. Trustee Quarterly Fees                                                                                  10,000
(Gain) Loss from Sale of Assets                                                                                   -
Provision for Lease Rejection Claim                                                                               -
Other Reorganization Expenses                                                                                     -
                                                                ----------------------------------------------------
                                                                                      -                      10,000
                                                                ====================================================

EXDS (CTSI), Inc. (f/k/a Cohesive Technology Solutions, Inc.)
                                                   Reporting Period: April-2002
                                                                    Form: Mor 3
                               BALANCE SHEET

                                                                           Book value at end of                Book value
                                                                          current reporting month           September 30, 2001
Current Assets:
Cash and Cash Equivalents                                                                                             97,566
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivables                                                             36,527,256                   44,507,841
Other Current Assets                                                                                                   4,901
                                                                     --------------------------------------------------------
  Total Current Assets                                                               36,527,256                   44,610,308
                                                                     --------------------------------------------------------

Fixed Assets, Gross
Accumulated Depreciation
                                                                     --------------------------------------------------------
  Property and Equipment, Net                                                                 -                            -
                                                                     --------------------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                     --------------------------------------------------------
  Total Other Assets                                                                          -                            -
                                                                     --------------------------------------------------------
    Total Assets                                                                     36,527,256                   44,610,308
                                                                     ========================================================


Current Liabilities:
Cash Overdraft (see note)                                                                66,942                                 (1)
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                                                                           2,858,676
                                                                     --------------------------------------------------------
  Total Current Liabilities                                                              66,942                    2,858,676
                                                                     --------------------------------------------------------

Deferred Rent
                                                                     --------------------------------------------------------
  Total Long Term Liabilities                                                                 -                            -
                                                                     --------------------------------------------------------
    Total Liabilities not Subject to Compromise                                          66,942                    2,858,676
                                                                     --------------------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals                                                          125,203                      325,646
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                     --------------------------------------------------------
Total Liabilities subject to Compromise                                                 125,203                      325,646
                                                                     --------------------------------------------------------
    Total Liabilities                                                                   192,145                    3,184,322
                                                                     --------------------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                          111,438,701                  111,438,701
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                                 (75,103,590)                 (70,012,715)
Dividends
                                                                     --------------------------------------------------------
Total Shareholders Equity                                                            36,335,111                   41,425,986
                                                                     --------------------------------------------------------
    Total Liabilities & Shareholders Equity                                          36,527,256                   44,610,308
                                                                     ========================================================


Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise

Note (1): Cash is draw on a zero balance account and the over withdrawal represents Outstanding payroll checks

EXDS (CTSI), Inc. (f/k/a Cohesive Technology Solutions, Inc.)
                                                    Reporting Period: April-2002
                                                                     Form: Mor 4

                        STATUS OF POSTPETITION TAXES

                                            Beginning           Amount                                    Ending
                                               Tax            Withheld or           Amount                  Tax               Date
                                            Liability           Accrued              Paid                Liability            Paid
Federal
Income
FICA-Employee
FICA-Employer
Unemployment
Medicare/ disability
Other
                                         --------------------------------------------------------------------------------
   Total Federal Taxes
                                         --------------------------------------------------------------------------------

State and Local
Income
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                         --------------------------------------------------------------------------------
   Total State and Local
                                         --------------------------------------------------------------------------------

                  Total Taxes
                                         ================================================================================


Total Employee Count                                                                  (1)
                                                             ================


(1) All Employees were transferred to Exds, Inc. as of 1/1/02

                         AGING OF ACCOUNTS PAYABLE


                                   Current       0-30        31-60        61-90       Over 90             Total

Accounts Payable aging
                               =========================================================================================

EXDS (CTSI), Inc. (f/k/a Cohesive Technology Solutions, Inc.)
                                                      Reporting Period: April-02
                                                                     Form: Mor 5

                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                                          Amount
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                ----------------------------
Total Accounts Receivable at the end of the reporting period                                    |                          |
                                                                                                ----------------------------

Accounts Receivable Aging                                                                   Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                ----------------------------
Total Accounts Receivable                                                                       |                          |
                                                                                                ----------------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                ----------------------------
Accounts Receivable (Net)                                                                       |                          |
                                                                                                ----------------------------

                            DEBTOR QUESTIONNAIRE

Must be completed each month                                                                      Yes                    No
1.  Have any assets been sold or transferred outside the normal course of business                                        x
    this reporting period?  If yes, provide an explanation below. (1)
2.  Have any funds been disbursed from any account other than a debtor in possession                                      x
    account this reporting period? If yes, provide an explanation below.
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation            x
    below.
4.  Are workers compensation, general liability and other necessary insurance                      x
    coverages in effect?  If no, provide an explanation below.

                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                Case No 01-10545
EXDS (GCI), Inc. (f/k/a GlobalCenter, Inc.)         Reporting Period: April-2002


                          MONTHLY OPERATING REPORT


                                                                                                           Document     Explanation
REQUIRED DOCUMENTS                                                                      Form No.           Attached      Attached
Statement of Cash Flows                                                         MOR-1                         x
     Bank Reconciliation (or copies of debtor's bank reconciliations)           MOR-1 (CON'T)         Petty cash only
     Copies of bank statements                                                                        Bank account closed
     Cash disbursements journals                                                                      Bank account closed
Statement of Operations                                                         MOR-2                         x
Balance Sheet                                                                   MOR-3                         x
Status of Postpetition Taxes                                                    MOR-4                         x
    Copies of IRS Form 6123 or payment receipt                                                        Available upon request
    Copies of tax returns filed during reporting period                                               Available upon request
Summary of Unpaid Postpetition Debts                                            MOR-4                 Intercompany debt
    Listing of aged accounts payable                                                                  None
Accounts Receivable Reconciliation and Aging                                    MOR-5                         x
Debtor Questionnaire                                                            MOR-5                         x

EXDS (GCI), Inc. (f/k/a GlobalCenter, Inc.)         Reporting Period: April-2002
                                                                     Form: Mor 1

                          STATEMENT OF CASH FLOWS

                                                                                  current reporting month  Cumulative filing to date

Cash flows from operating activities

     Net Loss                                                                                  (87,398)             (229,585,186)
     Adjustments to reconcile net loss to net cash used for operating activities:
          Depreciation and amortization                                                                                3,259,620
          Non cash, merger, restructuring and asset impairment charges                          87,398               224,648,541
          Non cash reorganization charges                                                                              1,579,446
          Non cash intercompany billed revenue and charges                                                                 2,535
          Remeasurement (gain) loss on Euro denominated senior notes                                                           -
          Amortization of deferred stock compensation                                                                          -
          Loss on equity method investments                                                                                    -
     Changes in operating assets and liabilities
          Accounts receivable                                                                                                  -
          Prepaid expenses and other current assets                                                                       94,023
          Accounts payable                                                                                                     -
          Accrued expenses                                                                                                     -
          Accrued interest payable                                                                                             -
                                                                                      -------------------------------------------
 Net cash used for operating activities                                                              -                    (1,021)
                                                                                      -------------------------------------------

 Cash flows from investing activities
     Capital expenditures                                                                                                      -
     Receipts from (funding of) other subsidiaries entities                                                                    -
     Increase of restricted cash equivalents and investments                                                                   -
     Other assets                                                                                                              -
                                                                                      -------------------------------------------
 Net cash used for investing activities                                                              -                         -
                                                                                      -------------------------------------------

 Cash flows from financing activities
     Proceeds from issuance of common stock. Net                                                                               -
                                                                                      -------------------------------------------
 Net cash provided by financing activities                                                           -                         -
                                                                                      -------------------------------------------

 Net increase (decrease) in cash and cash equivalents                                                -                    (1,021)
     Effects of exchange rates on cash and cash equivalents                                                                    -
 Cash and cash equivalents at beginning of period                                                    -                     1,021
                                                                                      -------------------------------------------
 Cash and cash equivalents at end of period                                                          -                         -
                                                                                      ===========================================


         DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                                      -------------------------------------------
 Total disbursements for calculating US. Trustee quarterly fees                                      -                         -
                                                                                      ===========================================

EXDS (GCI), Inc. (f/k/a GlobalCenter, Inc.)         Reporting Period: April-2002
                                                                     Form: Mor 2
                          STATEMENT OF OPERATIONS

                                                                current reporting month          Cumulative filing to date
Total Revenue                                                                       -                             5,355

Total Cost of Goods Sold                                                                                      3,100,191

                                                                --------------------------------------------------------
    Gross Margin                                                                    -                        (3,094,836)

Operating Expenses:
Research & Development                                                                                            9,237
Sales                                                                                                            26,264
Marketing                                                                                                           206
G&A                                                                                                             386,619
Merger, Restructuring & Asset Impairment Charges                                                            225,917,311
Reorganization Items                                                           87,398                           173,098
GW Amort & Other Intangibles                                                                                          -
                                                                --------------------------------------------------------
  Total Operating Expenses                                                     87,398                       226,512,735
                                                                --------------------------------------------------------

    Operating Margin                                                          (87,398)                     (229,607,571)

Other Expenses / (Income)                                                                                             -
Interest Income                                                                                                 (22,385)
Interest Expense                                                                                                      -
Other Income                                                                                                          -
Other Expense                                                                                                         -
Net Loss From Equity Investment                                                                                       -
Intercompany Expense / (Income)                                                                                       -
                                                                                                                      -
                                                                --------------------------------------------------------
                      Total Other Expenses / (Income)                               -                           (22,385)
                                                                --------------------------------------------------------

  Profit / (Loss) before Tax                                                  (87,398)                     (229,585,186)
  Tax

                                                                --------------------------------------------------------
  Profit / (Loss) after Tax                                                   (87,398)                     (229,585,186)

  Cumulative Effect on SAB 101

                                                                --------------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                              (87,398)                     (229,585,186)
                                                                ========================================================



MEMO:
Reorganization expenses included above
Professional Fees                                                                                                     -
U.S. Trustee Quarterly Fees                                                                                           -
(Gain) Loss from Sale of Assets                                                                                  85,700
Write-off of Foreign Subsidiaries in Liquidation                               87,398                            87,398
Provision for Lease Rejection Claim                                                                                   -
Other Reorganization Expenses                                                                                         -
                                                                --------------------------------------------------------
                                                                               87,398                           173,098
                                                                ========================================================

EXDS (GCI), Inc. (f/k/a GlobalCenter, Inc.)        Reporting Period: April-2002
                                                                    Form: Mor 3

                               BALANCE SHEET
                                                                      Book value at end of          Book value
                                                                     current reporting month     September 30, 2001
Current Assets:
Cash and Cash Equivalents                                                               -                       1,021
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivable
Other Current Assets                                                              332,379                  12,197,587
                                                                     -------------------------------------------------
  Total Current Assets                                                            332,379                  12,198,608
                                                                     -------------------------------------------------

Fixed Assets, Gross                                                               200,025                 234,642,305
Accumulated Depreciation                                                                -                 (10,638,185)
                                                                     -------------------------------------------------
  Property and Equipment, Net                                                     200,025                 224,004,120
                                                                     -------------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                     -------------------------------------------------
  Total Other Assets                                                                    -                           -
                                                                     -------------------------------------------------
    Total Assets                                                                  532,404                 236,202,728
                                                                     =================================================


Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable
                                                                     -------------------------------------------------
  Total Current Liabilities                                                             -                           -
                                                                     -------------------------------------------------

Deferred Rent                                                                                               4,191,110
                                                                     -------------------------------------------------
  Total Long Term Liabilities                                                           -                   4,191,110
                                                                     -------------------------------------------------
    Total Liabilities not Subject to Compromise                                         -                   4,191,110
                                                                     -------------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Unsecured Debt - Intercompany Payables                                        406,043,857                 407,490,897
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                     -------------------------------------------------
Total Liabilities subject to Compromise                                       406,043,857                 407,490,897
                                                                     -------------------------------------------------
    Total Liabilities                                                         406,043,857                 411,682,007
                                                                     -------------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital
Unrealized Gain/Loss Available                                                   (512,892)                    (65,905)
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                          (404,998,561)               (175,413,374)
Dividends
                                                                     -------------------------------------------------
Total Shareholders Equity                                                    (405,511,453)               (175,479,279)
                                                                     -------------------------------------------------
    Total Liabilities & Shareholders Equity                                       532,404                 236,202,728
                                                                     =================================================


Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise

EXDS (GCI), Inc. (f/k/a GlobalCenter, Inc.)           Reporting Period: April-02
                                                                     Form: Mor 4
                        STATUS OF POSTPETITION TAXES

                                                   Beginning           Amount                                Ending
                                                      Tax            Withheld or           Amount              Tax            Date
                                                   Liability           Accrued              Paid            Liability         Paid

Federal
Income
FICA-Employee
FICA-Employer
Unemployment
Medicare/ disability
Other
                                               -----------------------------------------------------------------------------
   Total Federal Taxes
                                               -----------------------------------------------------------------------------

State and Local
Income
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                               -----------------------------------------------------------------------------
   Total State and Local
                                               -----------------------------------------------------------------------------

                  Total Taxes
                                               =============================================================================


Note: Pay through Exodus, Inc


                         AGING OF ACCOUNTS PAYABLE

                                   Current       0-30       31-60        61-90         Over 90        Total

Accounts Payable aging
                               =====================================================================================

<

EXDS (GCI), Inc. (f/k/a GlobalCenter, Inc.)         Reporting Period: April-02
                                                                    Form: Mor 5
                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                                              Amount
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                 --------------------
Total Accounts Receivable at the end of the reporting period                                     |                  |
                                                                                                 --------------------

Accounts Receivable Aging                                                                       Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                 --------------------
Total Accounts Receivable                                                                        |                  |
                                                                                                 --------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                 --------------------
Accounts Receivable (Net)                                                                        |                  |
                                                                                                 --------------------

                                                DEBTOR QUESTIONNAIRE

Must be completed each month                                                            Yes              No
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide an explanation
    below. (1)                                                                                           X
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an
    explanation below.                                                                                   X
3.  Have all postpetition tax returns been timely filed?  If no, provide
    an explanation below.                                                                X
4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect?  If no, provide an explanation below.                 X


                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE

                                                              Case No 01-10546
EXDS (GCHC), Inc.                                 Reporting Period: April-2002
(f/k/a GlobalCenter Holding, Co.)


                                                 MONTHLY OPERATING REPORT

                                                                                              Document          Explanation
REQUIRED DOCUMENTS                                                           Form No.         Attached           Attached
Statement of Cash Flows                                                  MOR-1             Non Trading entity
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)     None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                  MOR-2             Non Trading entity
Balance Sheet                                                            MOR-3             Only Shell remains
Status of Postpetition Taxes                                             MOR-4             None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                     MOR-4             None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                             MOR-5             None
Debtor Questionnaire                                                     MOR-5             None

                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                Case No  01-10548
EXDS (KLI), Inc. (f/k/a KeyLabs, Inc.)          Reporting Period:  April-2002


                                            MONTHLY OPERATING REPORT

                                                                                       Document     Explanation
REQUIRED DOCUMENTS                                                     Form No.        Attached      Attached
Statement of Cash Flows                                           MOR-1                    X
     Bank Reconciliation (or copies of debtor's bank
       reconciliations)                                           MOR-1 (CON'T)      No operational bank account
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                           MOR-2                    x
Balance Sheet                                                     MOR-3                    x
Status of Postpetition Taxes                                      MOR-4              No employees
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4              Intercompany debt
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                      MOR-5                    X
Debtor Questionnaire                                              MOR-5                    x

EXDS (KLI), Inc. (f/k/a KeyLabs, Inc.)            Reporting Period: April-2002
                                                                   Form: Mor 1

                                                  STATEMENT OF CASH FLOWS

                                                                             current reporting month    Cumulative filing to date

Cash flows from operating activities

   Net Loss                                                                                       -            (3,803,502)
   Adjustments to reconcile net loss to net cash used for operating activities:
      Depreciation and amortization                                                                                     -
      Non cash, merger, restructuring and asset impairment charges                                              3,699,593
      Non cash intercompany charges                                                                                     -
      Remeasurement (gain) loss on Euro denominated senior notes                                                        -
      Provision of Bad Debt                                                                                       103,536
      Amortization of deferred stock compensation                                                                       -
      Loss on equity method investments                                                                                 -
   Changes in operating assets and liabilities                                                                          -
      Accounts receivable                                                                                          16,600
      Prepaid expenses and other current assets                                                                         -
      Accounts payable                                                                                                  -
      Accrued expenses                                                                                                  -
      Accrued interest payable                                                                                          -
                                                                             ---------------------------------------------
Net cash used for operating activities                                                            -                16,227
                                                                             ---------------------------------------------

Cash flows from investing activities
   Capital expenditures                                                                                                 -
   Receipts from (funding of) other subsidiaries entities                                                        (455,707)
   Increase of restricted cash equivalents and investments                                                              -
   Other assets                                                                                                         -
                                                                             ---------------------------------------------
Net cash used for investing activities                                                            -              (455,707)
                                                                             ---------------------------------------------

Cash flows from financing activities
   Proceeds from issuance of common stock. Net                                                                          -
                                                                             ---------------------------------------------
Net cash provided by financing activities                                                         -                     -
                                                                             ---------------------------------------------

Net increase (decrease) in cash and cash equivalents                                              -              (439,480)
   Effects of exchange rates on cash and cash equivalents                                                               -
Cash and cash equivalents at beginning of period                                                  -               439,480
                                                                             ---------------------------------------------
Cash and cash equivalents at end of period                                                        -                     -
                                                                             =============================================


         DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                             ---------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                    -               484,930
                                                                             =============================================

EXDS (KLI), Inc. (f/k/a KeyLabs, Inc.)            Reporting Period:  April-2002
                                                                    Form: Mor 2


                                              STATEMENT OF OPERATIONS
                                                                      current reporting month  Cumulative filing to date

Total Revenue                                                                                -                      50

Total Cost of Goods Sold                                                                     -                       -

                                                                      -------------------------------------------------
    Gross Margin                                                                             -                      50

Operating Expenses:
Research & Development                                                                                               -
Sales                                                                                                                -
Marketing                                                                                                            -
G&A                                                                                                            103,959
Merger, Restructuring & Asset Impairment Charges                                                             3,699,593
Reorganization Items                                                                                                 -
GW Amort & Other Intangibles                                                                                         -
                                                                      -------------------------------------------------
  Total Operating Expenses                                                                   -               3,803,552
                                                                      -------------------------------------------------

    Operating Margin                                                                         -              (3,803,502)

Other Expenses / (Income)                                                                                            -
Interest Income                                                                                                      -
Interest Expense                                                                                                     -
Other Income                                                                                                         -
Other Expense                                                                                                        -
Net Loss From Equity Investment                                                                                      -
Intercompany Expense / (Income)                                                                                      -
                                                                                                                     -
                                                                      -------------------------------------------------
                    Total Other Expenses / (Income)                                          -                       -
                                                                      -------------------------------------------------

  Profit / (Loss) before Tax                                                                 -              (3,803,502)
  Tax

                                                                      -------------------------------------------------
  Profit / (Loss) after Tax                                                                  -              (3,803,502)

  Cumulative Effect on SAB 101

                                                                      -------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                             -              (3,803,502)
                                                                      =================================================



MEMO:
Reorganization expenses included above
Professional Fees                                                                                                    -
U.S. Trustee Quarterly Fees                                                                                          -
(Gain) Loss from Sale of Assets                                                                                      -
Provision for Lease Rejection Claim                                                                                  -
Other Reorganization Expenses                                                                                        -
                                                                      -------------------------------------------------
                                                                                             -                       -
                                                                      =================================================

EXDS (KLI), Inc. (f/k/a KeyLabs, Inc.)              Reporting Period:  April-02
                                                                    Form: Mor 3

                                                BALANCE SHEET
                                                                   Book value at end of    Book value September
                                                                 current reporting month        30, 2001

Current Assets:
Cash and Cash Equivalents                                                                             439,480
Marketable Securities
Trade A/R, net of allowance for doubtful accounts                                                     170,136
Intercompany Receivable                                                          50,000             5,587,192
Other Current Assets
                                                                 ---------------------------------------------
  Total Current Assets                                                           50,000             6,196,808
                                                                 ---------------------------------------------

Fixed Assets, Gross
Accumulated Depreciation
                                                                 ---------------------------------------------
  Property and Equipment, Net                                                         -                     -
                                                                 ---------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets

                                                                 ---------------------------------------------
  Total Other Assets                                                                  -                     -
                                                                 ---------------------------------------------
    Total Assets                                                                 50,000             6,196,808
                                                                 =============================================


Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable
                                                                 ---------------------------------------------
  Total Current Liabilities                                                           -                     -
                                                                 ---------------------------------------------

Deferred Rent
                                                                 ---------------------------------------------
  Total Long Term Liabilities                                                         -                     -
                                                                 ---------------------------------------------
    Total Liabilities not Subject to Compromise                                       -                     -
                                                                 ---------------------------------------------
Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                 ---------------------------------------------
Total Liabilities subject to Compromise                                               -                     -
                                                                 ---------------------------------------------
    Total Liabilities                                                                 -                     -
                                                                 ---------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                                          2,343,306
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                              50,000             3,853,502
Dividends
                                                                 ---------------------------------------------
Total Shareholders Equity                                                        50,000             6,196,808
                                                                 ---------------------------------------------
    Total Liabilities & Shareholders Equity                                      50,000             6,196,808
                                                                 =============================================



Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise

EXDS (KLI), Inc. (f/k/a KeyLabs, Inc.)              Reporting Period: April-02
                                                                   Form: Mor 5

                                   ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation                                                              Amount
Total Accounts Receivable at the beginning of the reporting period                                           69,522
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                --------------------
Total Accounts Receivable at the end of the reporting period                                    |            69,522 |
                                                                                                --------------------

Accounts Receivable Aging                                                                       Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old                                                                                                 69,522
                                                                                                --------------------
Total Accounts Receivable                                                                       |            69,522 |
                                                                                                --------------------
Less reserves                                                                                               (69,522)
Plus unbilled work
                                                                                                --------------------
Accounts Receivable (Net)                                                                       |                 - |
                                                                                                --------------------


                                               DEBTOR QUESTIONNAIRE

Must be completed each month                                                        Yes          No
1.  Have any assets been sold or transferred outside the normal course of
    business                                                                                     X
    this reporting period?  If yes, provide an explanation below. (1)
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an explanation
    below.                                                                                       X
3.  Have all postpetition tax returns been timely filed?  If no, provide an
    explanation below.                                                                X
4.  Are workers compensation, general liability and other necessary insurance         X
     coverages in effect?  If no, provide an explanation below.

                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                  Case No 01-10549
Planet, Inc.,                                     Reporting Period:  April-2002


                                            MONTHLY OPERATING REPORT

                                                                                       Document         Explanation
REQUIRED DOCUMENTS                                                     Form No.        Attached           Attached

Statement of Cash Flows                                           MOR-1              Non Trading entity
     Bank Reconciliation (or copies of debtor's bank
     reconciliations)                                             MOR-1 (CON'T)      None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                           MOR-2              Non Trading entity
Balance Sheet                                                     MOR-3              Only Shell remains
Status of Postpetition Taxes                                      MOR-4              None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4              None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                      MOR-5              None
Debtor Questionnaire                                              MOR-5              None

                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                  Case No 01-10551
EXDS (SMI), Inc. (f/k/a Service Metrics, Inc.)    Reporting Period:  April-2002


                                            MONTHLY OPERATING REPORT

                                                                                       Document     Explanation
REQUIRED DOCUMENTS                                                     Form No.        Attached      Attached

Statement of Cash Flows                                           MOR-1                    X
     Bank Reconciliation (or copies of debtor's bank
     reconciliations)                                             MOR-1 (CON'T)      No bank account
     Copies of bank statements                                                       Available upon request
     Cash disbursements journals                                                     Available upon request
Statement of Operations                                           MOR-2                    X
Balance Sheet                                                     MOR-3                    X
Status of Postpetition Taxes                                      MOR-4                    X
    Copies of IRS Form 6123 or payment receipt                                       Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4              Given on Balance Sheet
    Listing of aged accounts payable                                                       X
Accounts Receivable Reconciliation and Aging                      MOR-5                    X
Debtor Questionnaire                                              MOR-5                    X


EXDS (SMI), Inc. (f/k/a Service Metrics, Inc.)       Reporting Period: April-02
                                                                    Form: Mor 1

                                                    STATEMENT OF CASH FLOWS

                                                                              current reporting month  Cumulative filing to date

Cash flows from operating activities

   Net Loss                                                                                       -            (3,286,214)
   Adjustments to reconcile net loss to net cash used for operating activities:
      Depreciation and amortization                                                                               445,105
      Non cash, merger, restructuring and asset impairment charges                                              1,167,607
      Non cash reorganization charges                                                                                   -
      Non cash intercompany charges                                                                             1,626,503
      Remeasurement (gain) loss on Euro denominated senior notes                                                        -
      Amortization of deferred stock compensation                                                                       -
      Loss on equity method investments                                                                                 -
   Changes in operating assets and liabilities                                                                          -
      Accounts receivable                                                                                               -
      Prepaid expenses and other current assets                                                                         -
      Accounts payable                                                                                                  -
      Accrued expenses                                                                                              3,258
      Accrued interest payable                                                                                          -
                                                                             ---------------------------------------------
Net cash used for operating activities                                                            -               (43,741)
                                                                             ---------------------------------------------

Cash flows from investing activities
   Capital expenditures                                                                                                 -
   Proceeds from sales of fixed assets                                                                             43,741
   Receipts from (funding of) other subsidiaries entities                                                               -
   Increase of restricted cash equivalents and investments                                                              -
   Other assets                                                                                                         -
                                                                             ---------------------------------------------
Net cash used for investing activities                                                            -                43,741
                                                                             ---------------------------------------------

Cash flows from financing activities
   Proceeds from issuance of common stock. Net                                                                          -
                                                                             ---------------------------------------------
Net cash provided by financing activities                                                         -                     -
                                                                             ---------------------------------------------

Net increase (decrease) in cash and cash equivalents                                              -                     -
   Effects of exchange rates on cash and cash equivalents                                                               -
Cash and cash equivalents at beginning of period                                                                        -
                                                                             ---------------------------------------------
                                                                             ---------------------------------------------
Cash and cash equivalents at end of period                                                        -                     -
                                                                             =============================================


         DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                             ---------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                    -                     -
                                                                             =============================================

EXDS (SMI), Inc. (f/k/a Service Metrics, Inc.)      Reporting Period:  April-02
                                                                   Form:  Mor 2


                                             STATEMENT OF OPERATIONS

                                                                       current reporting month  Cumulative filing to date

Total Revenue                                                                                -                       -

Total Cost of Goods Sold                                                                     -               10,443.00

                                                                      -------------------------------------------------
    Gross Margin                                                                             -              (10,443.00)

Operating Expenses:
Research & Development                                                                                       13,146.00
Sales                                                                                                         4,016.00
Marketing                                                                                                     4,969.00
G&A                                                                                                         412,532.00
Merger, Restructuring & Asset Impairment Charges                                                          2,841,379.00
Reorganization Items                                                                                           (270.00)
GW Amort & Other Intangibles                                                                                         -
                                                                      -------------------------------------------------
  Total Operating Expenses                                                                   -            3,275,772.00
                                                                      -------------------------------------------------

    Operating Margin                                                                         -           (3,286,215.00)

Other Expenses / (Income)                                                                                            -
Interest Income                                                                                                      -
Interest Expense                                                                                                     -
Other Income                                                                                                         -
Other Expense                                                                                                        -
Net Loss From Equity Investment                                                                                      -
Intercompany Expense / (Income)                                                                                      -
                                                                                                                     -
                                                                      -------------------------------------------------
                    Total Other Expenses / (Income)                                          -                       -
                                                                      -------------------------------------------------

  Profit / (Loss) before Tax                                                                 -           (3,286,215.00)
  Tax

                                                                      -------------------------------------------------
  Profit / (Loss) after Tax                                                                  -           (3,286,215.00)

  Cumulative Effect on SAB 101

                                                                      -------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                             -           (3,286,215.00)
                                                                      =================================================



MEMO:
Reorganization expenses included above
Professional Fees                                                                                                    -
U.S. Trustee Quarterly Fees                                                                                          -
(Gain) Loss from Sale of Assets                                                                                (270.00)
Provision for Lease Rejection Claim                                                                                  -
Other Reorganization Expenses                                                                                        -
                                                                      -------------------------------------------------
                                                                                             -                 (270.00)
                                                                      =================================================

EXDS (SMI), Inc. (f/k/a Service Metrics, Inc.)     Reporting Period: April-2002
                                                                    Form: Mor 3

                                               BALANCE SHEET

                                                                Book value at end of      Book value September
                                                              current reporting month          30, 2001

Current Assets:
Cash and Cash Equivalents
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivable                                                                           1,626,503
Other Current Assets
                                                                --------------------------------------------
  Total Current Assets                                                              -             1,626,503
                                                                --------------------------------------------

Fixed Assets, Gross                                                                               5,743,676
Accumulated Depreciation                                                                         (4,087,222)
                                                                --------------------------------------------
  Property and Equipment, Net                                                       -             1,656,454
                                                                --------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                --------------------------------------------
  Total Other Assets                                                                -                     -
                                                                --------------------------------------------
    Total Assets                                                                    -             3,282,957
                                                                ============================================


Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                                        3,259
                                                                --------------------------------------------
  Total Current Liabilities                                                     3,259                     -
                                                                --------------------------------------------

Deferred Rent
                                                                --------------------------------------------
  Total Long Term Liabilities                                                       -                     -
                                                                --------------------------------------------
    Total Liabilities not Subject to Compromise                                 3,259                     -
                                                                --------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                --------------------------------------------
Total Liabilities subject to Compromise                                             -                     -
                                                                --------------------------------------------
    Total Liabilities                                                           3,259                     -
                                                                --------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                 19,148,477            19,148,477
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                       (19,151,736)          (15,865,520)
Dividends
                                                                --------------------------------------------
Total Shareholders Equity                                                      (3,259)            3,282,957
                                                                --------------------------------------------
    Total Liabilities & Shareholders Equity                                         -             3,282,957
                                                                ============================================




           Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise


EXDS (SMI), Inc. (f/k/a Service Metrics, Inc.)  Reporting Period:  April-2002
                                                                  Form: Mor 5

                                 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation                                                              Amount
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                 --------------------
Total Accounts Receivable at the end of the reporting period                                     |                  |
                                                                                                 --------------------

Accounts Receivable Aging                                                                       Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                 --------------------
Total Accounts Receivable                                                                        |                  |
                                                                                                 --------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                 --------------------
Accounts Receivable (Net)                                                                        |                  |
                                                                                                 --------------------

                                                DEBTOR QUESTIONNAIRE

Must be completed each month                                                        Yes          No
1.  Have any assets been sold or transferred outside the normal course of
    business this reporting period?  If yes, provide an explanation below. (1)       X
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an explanation
    below.                                                                                        X
3.  Have all postpetition tax returns been timely filed?  If no, provide an
    explanation below.                                                               X
4.  Are workers compensation, general liability and other necessary insurance
    coverages in effect?  If no, provide an explanation below.                       X

Note (1) : Substantially all of the assets were sold to Digital Island, Inc., a subsidiary of Cable & Wireless, plc.
